Exhibit 99.1

PRESS RELEASE

Greenfield Online Completes Acquisition of OpinionSurveys.com Panel

WILTON, CONNECTICUT, October 22, 2004 — Greenfield Online, Inc (Nasdaq: SRVY), a leading provider of Internet survey solutions to marketing research and consulting companies, today announced that it has completed the acquisition of the OpinionSurveys.com panel from The Dohring Company. The purchase of the OpinionSurveys.com panel gives Greenfield Online access to approximately 1.1 million additional survey takers, bringing Greenfield Online’s total US-based Internet-only panel members to 3.4 million, representing households containing approximately 8 million people.

“With this first acquisition completed, we have further improved our capacity and are able to offer clients access to an even broader U.S. panel. We expect to gather additional information about these panelists over time to help us expand our specialty panel segments such as Healthcare, Automotive, Hispanic and B2B,” stated Dean Wiltse, president and chief executive officer of Greenfield Online.

About Greenfield Online

Greenfield Online, headquartered in Wilton, CT, is a leading provider of Internet survey solutions to marketing research and consulting companies. The company has built and actively manages the Greenfield Online panel, a 100% double opt-in Internet-based panel of over 3.4 million people who participate in surveys, representing households consisting of approximately 8 million people. This proprietary panel allows Greenfield to supply its clients with diverse, demographically representative survey research data. For more information visit http://www.Greenfield.com.

Company Contact:
Cynthia Brockhoff
Vice President – Investor Relations
Greenfield Online
Ph: (203)-846-5772
Cbrockhoff@Greenfield.com

Agency Contact:
David Pasquale
The Ruth Group
Ph: (646)-536-7006
Dpasquale@theruthgroup.com

Safe Harbor Statement

Certain statements in this presentation press release constitute are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements include, without limitation, predictions and guidance relating to the Company’s future financial performance, market share expansion, sales bookings, bid volume and backlog, and growing customer demand for online marketing research. In some cases, you can identify forward-looking statements by terminology such as, “may”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential”, “continue”, or the negative of these terms or other comparable terminology. The forward-looking statements contained herein are based on the Company’s current expectations but they involve a number of risks and, uncertainties and do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed by the Company after the date of this release. Our actual results and the timing of events could differ materially from those anticipated in the forward-looking statements as a result of risks and uncertainties, which include, without limitation, risks related to our ability to maintain the size and demographic composition of the Greenfield Online panel, our ability to realize the anticipated benefits of the OpinionSurveys acquisition and other acquisitions that we may conclude, our panelists’ responsiveness to our surveys, our reliance of our largest customers, our ability to compete with marketing research firms and other potential competitors, our ability to manage our growth and international expansion, our online business model, demand for our products and services, the strength of our brand and other risks detailed in our filings with the Securities and Exchange Commission available at www.sec.gov, including the final Prospectus relating to our initial public offering filed on July 16, 2004. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements made herein speak only as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.